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                                  EXHIBIT 23.1

                          CONSENT OF PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports, included in the Form 10-K, as amended, into the Company's previously filed Registration Statement File Nos. 033-61529, 033-60505 and 333-51039.

                                                  /s/  Arthur Andersen LLP

                                                  Arthur Andersen LLP

Kansas City, Missouri
July 28, 1999